                                                                    Exhibit 99.1


                          CERTIFICATION PURSUANT TO
                           18 U.S.C. SECTION 1350,
                           AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Baldwin & Lyons, Inc. (the "Company") on Form 10-K for the annual period ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Gary W. Miller, Chairman of the Board and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Gary W. Miller
-------------------------
Gary W. Miller
Chairman of the Board and
Chief Executive Officer
March 26, 2003